UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2008

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At 6:00 p.m. Eastern Time, Conexant Systems, Inc. filed a Certificate of Amendment to its Amended and Retated Certificate of Incorporation with the Delaware Secretary of State (i) to effect a 1-for-10 reverse stock split and (ii) to decrease authorized common stock from 1,000,000,000 shares to 100,000,000 shares -- all within the parameters approved by its shareowners on February 20, 2008.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Conexant Systems, Inc.

99.1 Press Release of Conexant Systems, Inc. dated June 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

June 27, 2008	By:	Mark D. Peterson

Name: Mark D. Peterson
Title: Senior Vice President , Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Conexant Systems, Inc.
99.1	Press Release of Conexant Systems, Inc., dated June 20, 2008